SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of report (Date of earliest event reported) October 17, 2003
                                                         ----------------


                              Hudson United Bancorp
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




         New Jersey                  1-08660                  22-2405746
----------------------------  -----------------------    ----------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                  Identification Number)





1000 MacArthur Boulevard, Mahwah, New Jersey                    07430
--------------------------------------------                  ----------
  (Address of Principal Executive Offices)                    (Zip Code)




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                    Information to be Included In The Report



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)      Exhibits


                      Exhibit No.      Exhibit
                      -----------      -------
                         99.1          Press Release Dated October 17, 2003


Items 12.

The following information is disclosed pursuant to Item 12 on Form 8-K:

On October 17, 2003, Hudson United Bancorp issued a press release reporting earnings and other financial results for its first quarter of 2003, which ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

In addition to results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains an efficiency ratio which is a non-GAAP disclosure. The Company believes that the efficiency ratio is useful to investors because it effectively measures the Company's ability to control its expenses in relationship to increasing or decreasing income components. The formula used by the Company is a common formula used to arrive at the efficiency ratio for banks and this formula allows the Company and investors to compare itself to peers. The formula may not be the same as that used by other companies.

The information disclosed under this Item 12, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated October 17, 2003                  Hudson United Bancorp

                                        By:      WILLIAM A. HOULIHAN
                                                 ---------------------------
                                        Name:    William A. Houlihan
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

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                                  Exhibit Index



99.1              Press Release dated October 17, 2003